                           MASTER ADMINISTRATOR REPORT

            _________________________________________________________

                              NAFCO AUTO TRUST - 2

                     For the May 20, 1997 Distribution Date

                    For the period beginning on April 1, 1997
                 and ending on April 30, 1997 (the "Due Period")

           ___________________________________________________________

     The undersigned, a duly authorized officer of NYLIFE SFD Holding Inc., as Master Administrator (the "Master Administrator"), pursuant to Section 5.11 of the Amended and Restated Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1995, by and among Auto Funding II, L.P., as Seller, the Master Administrator, Electronic Data Systems Corporation, as Servicer and Bankers Trust Company, as Trustee, does hereby certify as follows:

     1. Capitalized terms used in this Master Administrator Report and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

     2. NYLIFE SFD Holding Inc. is, as of the date hereof, the Master Administrator under the Pooling and Servicing Agreement.

     3.        The undersigned is an Officer of the Master Administrator.

     4.        The date of this Report is May 16, 1997.

     5.   POOL FACTOR.

          (a)  The Pool Factor with respect to
               April 1, 1997 was . . . . . . . . . . . . . . . . .    .45025022
                                                                     ----------

          (b)  The Pool Factor with respect to
               April 30, 1997 was  . . . . . . . . . . . . . . . .    .42389402
                                                                     ----------

     6. INVESTOR AND SELLER CERTIFICATE PRINCIPAL BALANCE (BEGINNING OF DUE PERIOD).

          (a)  The Investor Certificate Principal
               Balance as of April 1, 1997
               (after giving effect to the disbursements
               in reduction of principal, if any,
               on the immediately preceding
               Distribution Date) was. . . . . . . . . . . . .  $ 16,750,658.96
                                                                ---------------

          (b)  The Seller Certificate Principal
               Balance as of April 1, 1997 (after
               giving effect to the disbursements
               in reduction of principal, if any, on
               the immediately preceding Distribution
               Date) was . . . . . . . . . . . . . . . . . . . . $  1,861,184.33
                                                                 ---------------
     7.   OCCURRENCE OF A REQUIRED RESERVE EVENT

          (a)  The Delinquency Ratio is. . . . . . . . . . . . .           3.84%
                                                                          ------

          (b)  The Three Month Delinquency Ratio is. . . . . . .          *4.62%
                                                                          ------

          (c)  The Gross Loss Ratio is . . . . . . . . . . . . .         *24.77%
                                                                         ------

          (d)  The Three Month Gross Loss Ratio is . . . . . . .          14.39%
                                                                          ------

          (e)  The percentage of eligible claims on the
               ALPI policy not paid in a timely manner
               is(*) . . . . . . . . . . . . . . . . . . . . . .         *37.31%
                                                                          ------

          (f)  The Required Reserve Percentage is. . . . . . . .          10.00%
                                                                          ------

          (g)  *Indicates which Required Reserve Event has occured.

          SEE ANNEX C.1 FOR RATIO CALCULATIONS

(*) The percentage of claims on the ALPI policy not paid in a timely manner includes $50,232.28 of claims which are currently in dispute. Such disputed claims represent 1.7% of all eligible claims.

     8.   AGGREGATE MONTHLY SERVICING FEE.

          (a)  The Monthly Servicing Fee owing
               to the Servicer on the related
               Distribution Date is  . . . . . . . . . . . . . . . $   74,517.02
                                                                   -------------
          (b)  The amount of accrued and unpaid
               Monthly Servicing Fees in respect of
               prior Due Periods is. . . . . . . . . . . . . . .         -0-
                                                                   -------------

          (c)  The total Monthly Servicing Fee paid
               or payable to the Servicer in respect
               of such Due Period [a+b] is . . . . . . . . . . . . $  74,517.02
                                                                   -------------

     9.   AGGREGATE MONTHLY SUBROGATION AMOUNT.

          (a)  The Monthly Subrogation Amount
               owing on the related Distribution
               Date is . . . . . . . . . . . . . . . . . . . . . . $      -0-
                                                                   -------------
          (b)  The amount of accrued and unpaid Monthly
               Subrogation Amount in respect of prior
               Due Periods is  . . . . . . . . . . . . . . . . . . $      -0-
                                                                   -------------

          (c)  The total Monthly Subrogation Amount
               paid or payable to the Master Administrator
               in respect of such Due Period [a+b] is. . . . . .   $     -0-
                                                                   -------------

     10.  AGGREGATE MONTHLY ADMINISTRATOR FEE.

          (a)  The Monthly Administrator Fee owing
               on the related Distribution Date is . . . . . . . . $   22,655.85
                                                                   -------------

          (b)  The amount of accrued and unpaid
               Monthly Administrator Fees in respect
               of prior Due Periods is . . . . . . . . . . . . .         -0-
                                                                   -------------
          (c)  The total Monthly Administrator Fee
               paid or payable to the Master Administrator
               in respect of such Due Period [a+b] is  . . . . . . $   22,655.85
                                                                   -------------

     11.  THE CASH RESERVE ACCOUNT.

          (a)  The Insurance Reserve Amount/The Insurance
               Deductible

               (i)  The Insurance Reserve Amount as
                    of the first day of the Due Period . . . . .   $ 171,634.82
                                                                   ------------

              (ii)  The aggregate amount to be withdrawn
                    from the Insurance Reserve Amount,
                    deposited into the Collection Account
                    and applied against the aggregate
                    amount of the Insurance Deductible . . . . .      20,950.97
                                                                   ------------

            (iii)   The aggregate amount of Monthly
                    Subrogation Amount to be deposited
                    into the Insurance Reserve Amount
                    on the related Deposit Date. . . . . . . . .         -0-
                                                                   ------------
             (iv)   The Insurance Reserve Amount as of
                    the end of the Due Period
                    is . . . . . . . . . . . . . . . . . . . . .  $  150,683.85
                                                                  -------------

          (b)  The Available Cash Reserve Amount

               (i)  The Required Cash Reserve Amount
                    (assuming all withdrawals or deposits to
                    be made with respect to the current
                    Distribution Date are made) is . . . . . . . $ 1,675,065.90
                                                                 --------------
               (ii) The Available Cash Reserve Amount
                     available for deposit to the Collection
                    Account on the related Deposit Date
                    (prior to any withdrawals or deposits
                    to be made with respect to the current
                    Distribution Date are made) is . . . . . . . $ 1,748,030.13
                                                                 --------------
              (iii) The amount to be deposited to
                    (withdrawn from) the Available Cash
                    Reserve Amount with respect to the
                    current Distribution Date is . . . . . . . . $   (72,964.23)
                                                                 --------------

               (iv) The Available Cash Reserve Amount
                    available for deposit to the Collection
                    Account on the related Deposit Date
                    (after any withdrawals or deposits to be
                    made with respect to the current
                    Distribution Date are made) is . . . . . . . $ 1,675,065.90
                                                                 --------------

          (c)  The total Cash Reserve Account as of the
               end of the Due Period (after giving effect
               to the deposits and withdrawals in (a) and
               (b) above) is . . . . . . . . . . . . . . . . . . $ 1,825,749.75
                                                                 --------------

     12.  AVAILABLE FUNDS.

          (a)  The amount of Available Funds with
               respect to the related Due Period was . . . . . . $ 1,343,729.03
                                                                 --------------
          (b)  The amount of Available Funds with
               respect to the immediately preceding
               Due Period that were retained in the
               Collection Account was. . . . . . . . . . . . . . $   105,616.80
                                                                 --------------

          (c)  Interest earned on and retained in the
               Collection Account for the Due Period
               and interest earned on the Cash Reserve
               Account and transferred to the Collection
               Account for the Due Period on the
               related Deposit Date was. . . . . . . . . . . . . $    14,896.98
                                                                 --------------

          (d)  Total distributable funds with respect
               to the related Due Period [a+b+c] was . . . . . . $ 1,464,242.81
                                                                 --------------
          (e)  The amount of Available Funds used
               to purchase additional Auto Loans during
               the related Due Period was  . . . . . . . . . . . $      -0-
                                                                 --------------
          (f)  The amount of Available Funds and
               interest earned on the Collection
               Account remaining after the purchase
               of additional Auto Loans with respect
               to the related Due Period [d-e] is  . . . . . . .  $ 1,464,242.81
                                                                  --------------

     13.  DISBURSEMENTS TO BE MADE ON THE RELATED DISTRIBUTION DATE.

               The Certificate Rate is 7.00%.

          (a)  The amount of the aggregate Monthly
               Servicing Fee to be paid to the Servicer
               on such Distribution Date is. . . . . . . . . . .  $    74,517.02
                                                                  --------------

          (b)  The amount of the aggregate Monthly
               Subrogation Amount to be paid to the
               Master Administrator on such
               Distribution date is. . . . . . . . . . . . . . .  $      -0-
                                                                  --------------

          (c)  The amount of the Monthly Administrator
               Fee to be paid to the Master Administrator
               on such Distribution Date is. . . . . . . . . . .  $    22,655.85
                                                                  --------------

          (d)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes interest on the Investor
               Certificates at the Certificate Rate,
               including any Shortfall so allocable is . . . . .  $    97,712.18
                                                                  --------------

          (e)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes payments in
               reduction of principal with respect
               to the Investor Certificates is . . . . . . . . .  $   980,529.79
                                                                  --------------

          (f)  The total amount of the distribution
               to be made on such Distribution Date
               to the Investor Certificateholders [d+e] is . . .  $ 1,078,241.97
                                                                  --------------

          (g)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes interest on the Seller
               Certificate at the Certificate Rate is. . . . . .  $    10,856.91
                                                                  --------------

          (h)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes a reduction of principal
               with respect to the Seller Certificate is . . . . $   108,947.76
                                                                 --------------

          (i)  The amount to be deposited (withdrawn) to
               the Cash Reserve Account is . . . . . . . . . . . $   (72,964.23)
                                                                 --------------

          (j)  The amount to be retained in the
               Collection Account with respect to
               the Partial Payment Amount is . . . . . . . . . . $   112,696.44
                                                                 --------------

          (k)  The amount to be disbursed to the
               Seller Certificateholder (other than the
               amounts referred to in (g) and (h)) is. . . . . . $   129,291.09
                                                                 --------------

          (l)  The total amount of the
               distribution to be made to the
                Seller Certificateholders [g+h+k] is . . . . . . $   249,095.76
                                                                 --------------

     14.  INVESTOR AND SELLER CERTIFICATE PRINCIPAL BALANCE (END OF DUE PERIOD).

          (a)  The Investor Certificate Principal Balance
               as of April 30, 1997 (after giving
               effect to the disbursements in reduction
               of principal, if any, on the immediately
               preceding Distribution Date) was . . . . . . . . $ 15,770,129.17
                                                                ---------------

          (b)  The Seller Certificate Principal
               Balance as of April 30,1997 (after
               giving effect to the disbursements in
               reduction of principal, if any, on the
               related Distribution Date) was. . . . . . . . .   $ 1,752,236.57
                                                                 --------------

     15.  EVENTS OF ADMINISTRATOR TERMINATION.
          No event has occurred and is continuing which constitutes an Event of Administrator Termination or would constitute an Event of Administrator Termination but for the requirement that notice be given or time elapse or both [except as disclosed on the attached Annex A].

          IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 16th day of May 1997.

                              NYLIFE SFD Holding INC.
                               as Master Administrator



                              By:  /s/ Scott Drath
                                 -------------------------
                                 Name:  Scott Drath
                                 Title:    Vice President

                                     ANNEX A
                                       TO
                           MASTER ADMINISTRATOR REPORT
                               DATED May 16, 1997


                    EVENT OF MASTER ADMINISTRATOR TERMINATION

                                      None

                                     ANNEX B
                                       TO
                           MASTER ADMINISTRATOR REPORT
                               DATED May 16, 1997


          In addition to the information required by items 4-16 of the Master Administrator Report the following information is to be included in the report delivered to Investor Certificateholders pursuant to Section 7.05 of the Pooling and Servicing Agreement:


     1.   AGGREGATE PRINCIPAL BALANCE OF THE AUTO LOANS.

          As of April 30, 1997 [the close of business on the last day of the Due Period]

            Number of Days         Number of        Aggregate Principal
              Delinquent          Auto Loans      Balance of Auto Loans
          ------------------   ---------------    ---------------------
               current (0-29)         1,565            $  13,806,277
                    30 - 59             239                2,214,343
                    60 - 89              70                  647,624
                    90 - 120             39                  345,444
                    over 120            540                3,848,529
                                     ------            -------------
               Totals:                2,453            $  20,862,217
                                     ------
                                     ------

          Aggregate Principal Balance of Defaulted
            Auto Loans at April 30, 1997                  (3,339,851)
                                                      --------------

               Aggregate Principal Balance allocable
                 to Certificateholders                  $ 17,522,366
                                                      --------------
                                                      --------------

     2.   TOTAL AMOUNTS COLLECTED DURING THE DUE
          PERIOD AND DEPOSITED INTO THE COLLECTION ACCOUNT.

                    (a)  The total amount of Payments collected
               on the Auto Loans and deposited into the
               Collection Account for the Due Period was . . . . $  1,112,098.10
                                                                 ---------------
          (b)  The total amount of Recoveries on
               Defaulted Auto Loans collected on the
               Auto Loans and deposited into the
               Collection Account for the Due Period was . . . . $    203,600.32
                                                                 ---------------

          (c)  The total amounts collected on the Auto
               Loans and deposited into the Collection
               Account for the Due Period was [a+b]. . . . . . . $  1,315,698.42
                                                                 ---------------

     3.   DEFAULTED AUTO LOANS.

          Auto Loans that became Defaulted Auto Loans during the Due Period:

                Number of                   Aggregate Principal
               Auto Loans                   Balance of Auto Loans
               ----------                   ---------------------
                    36                            $365,961.96

     4.   The information specified in item 13(d) through (f)
          stated on the basis of $1,000 Initial Principal Amount.
          -------------------------------------------------------
                      The Certificate Rate is 7%.

         (a)   The amount of the aggregate distribution to
               be made on such Distribution Date which
               constitutes interest on the Investor Certificates
               at the Certificate Rate, including any
               Shortfall so allocable stated on the basis of
               $1,000 Initial Principal Amount is. . . . . . . . . . $  2.626460
                                                                     -----------
          (b)  The amount of the aggregate distribution
               to be made on such Distribution Date which
               constitutes payments in reduction of principal
               with respect to the Investor Certificate on the
               basis of $1,000 Initial Principal Amount is . . . . . $ 26.356202
                                                                     -----------

         (c)   The total amount of the distribution to be
               made on such Distribution Date to the Investor
               Certificateholders on the basis of $1,000
               Initial Principal Amount is . . . . . . . . . . . . . $ 28.982662
                                                                     -----------

                                     ANNEX C
                                       TO
                           MASTER ADMINISTRATOR REPORT
                               DATED May 16, 1997

          Calculation of Required Cash Reserve Amount as of the May 20, 1997 Distribution Date.

          (i)  The Investor Certificate Principal Balance equals $16,750,658.96.

          (ii) Required Reserve Percentage equals 10%.

         (iii) The Required Cash Reserve Amount equals (the product of (i) and
               (ii)) $1,675,065.90

          For purposes of this Annex C, the following term shall have the following meaning:

     "REQUIRED RESERVE PERCENTAGE" MEANS:

          (a) for any Payment Date on which there is not an uncured Reserve Requirement Event, 5%;

          (b) if the Three-Month Delinquency Ratio for any Due Period exceeds 4% (a "Three Month Delinquency Test"), the
               Required Reserve Percentage on each succeeding Payment
               Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of a Three Month Delinquency Test, the Three Month Delinquency Ratio is less than 4% (a "Three Month Delinquency Cure"), the provisions of this clause (b) shall no longer apply until another Three Month Delinquency Test occurs:

          (c) if the Delinquency Ratio for any Due Period exceeds 6% (a "Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the less than 6% (a "Delinquency Cure"), the provisions of this clause (c) shall no longer apply until another Delinquency Test occurs;

          (d)  if the Gross Loss Ratio for any Due Period exceeds 18%
               (a "Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the Loss Test, the Three Month Gross Ratio is less than 18% (a "Loss Cure"), the provisions of this clause (d) shall no longer apply until another Test occurs;

          (e) if the Three-Month Gross Loss Ratio for any Due Period exceeds 14.5% (a "Three Month Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided however, that if, for any Due Period following the occurrence of a Three Month Loss Test, the Three Month
               Gross Loss Ratio is less than 14.5% (a "Three Month
               Loss Cure"), the provisions of this clause (e) shall no longer apply until another Three Month Loss Test occurs; and

          (f) if 20% of more of eligible claims of the Auto Loans Protection Policy are not paid by the Insurance Companies within the time specified therein, the Required Reserve Percentage on each succeeding Payment Date shall be 10% as of the close of business on the last day of the preceding Due Period.

                                    ANNEX C.1

                                                                         Ratios
                                                                         ------
      1.    DELINQUENCY RATIO:

         April Principal Balance 60+ days (net) =      801,463.27    =    3.84%
      -----------------------------------------    ---------------
          April Aggregate Principal Balance         20,862,216.76

      2.    THREE MONTH DELINQUENCY RATIO:

         Sum of Feb. - Apr. Principal Balances
             Balances 60+ days (net)            =    3,029,886.86    =    4.62%
      -----------------------------------------    ---------------
         Sum of Feb.- Apr. Principal Balances       65,650,210.14

      3.    GROSS LOSS RATIO:

      Twelve times the:
       April Principal Balance of Defaulted
                Auto Loans repossessed          =      430,717.17    =   24.77%
      -----------------------------------------    ---------------
          April Aggregate Principal Balance         20,862,216.76

      4.    THREE MONTH GROSS LOSS RATIO:

      Twelve times the:
       Sum of Feb. - Apr. Principal Balances
         of Defaulted Auto Loans repossessed    =      787,108.41    =   14.39%
      -----------------------------------------    ---------------
         Sum of Feb. - Apr. Principal Balances      65,650,210.14

      5.    ALPI CLAIMS PAYMENT TEST:

        Aggregate Principal Balance of
      ALPI Claims not paid within timeframe     =    1,078,259.88    =   37.31%
      -----------------------------------------    ---------------
       Principal Balance of Eligible Claims          2,890,169.25

                             MASTER ADMINISTRATOR REPORT

--------------------------------------------------------------------------------

                                NAFCO AUTO TRUST - 2

                       For the June 20, 1997 Distribution Date

                       For the period beginning on May 1, 1997
                    and ending on May 31, 1997 (the "Due Period")

--------------------------------------------------------------------------------

               The undersigned, a duly authorized officer of NYLIFE SFD Holding Inc., as Master Administrator (the "Master Administrator"), pursuant to Section
5.11 of the Amended and Restated Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1995, by and among Auto Funding II, L.P., as Seller, the Master Administrator, Electronic Data Systems Corporation, as Servicer and Bankers Trust Company, as Trustee, does hereby certify as follows:

               1.        Capitalized terms used in this Master Administrator
                    Report and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

               2.        NYLIFE SFD Holding Inc. is, as of the date hereof, the
                    Master Administrator under the Pooling and Servicing Agreement.

               3.        The undersigned is an Officer of the Master
                    Administrator.

               4.        The date of this Report is June 16, 1997.

               5.   POOL FACTOR.

                    (a)  The Pool Factor with respect to
                         May 1, 1997 was. . . . . . . . . . . . . . .  .42389402
                                                                        --------

                    (b)  The Pool Factor with respect to
                         May 31, 1997 was . . . . . . . . . . . . . .  .40305987
                                                                       ---------

               6. INVESTOR AND SELLER CERTIFICATE PRINCIPAL BALANCE (BEGINNING OF DUE PERIOD).

                    (a)  The Investor Certificate Principal
                         Balance as of May 1, 1997
                         (after giving effect to the disbursements
                         in reduction of principal, if any,
                         on the immediately preceding
                         Distribution Date) was. . . . . . . .   $ 15,770,129.17
                                                                 ---------------

         (b)  The Seller Certificate Principal
              Balance as of May 1, 1997 (after
              giving effect to the disbursements
              in reduction of principal, if any, on
              the immediately preceding Distribution
              Date) was. . . . . . . . . . . . . . . . . . . . . $  1,752,236.57
                                                                 ---------------

    7.   OCCURRENCE OF A REQUIRED RESERVE EVENT

         (a)  The Delinquency Ratio is . . . . . . . . . . . . .           3.61%
                                                                         -------

         (b)  The Three Month Delinquency Ratio is . . . . . . .          *4.37%
                                                                         -------

         (c)  The Gross Loss Ratio is. . . . . . . . . . . . . .         *17.67%
                                                                         -------

         (d)  The Three Month Gross Loss Ratio is. . . . . . . .         *16.26%
                                                                         -------

         (e)  The percentage of eligible claims on the
              ALPI policy not paid in a timely manner
              is(*). . . . . . . . . . . . . . . . . . . . . . .         *43.80%
                                                                         -------

         (f)  The Required Reserve Percentage is . . . . . . . .          10.00%
                                                                         -------

         (g)  *Indicates which Required Reserve Event has occured.

         SEE ANNEX C.1 FOR RATIO CALCULATIONS


(*) The percentage of claims on the ALPI policy not paid in a timely manner includes $50,793.32 of claims which are currently in dispute. Such disputed claims represent 1.7% of all eligible claims.

    8.   AGGREGATE MONTHLY SERVICING FEE.

         (a)  The Monthly Servicing Fee owing
              to the Servicer on the related
              Distribution Date is. . . . . . . . . . . . . .  $      69,114.11
                                                               ----------------

         (b)  The amount of accrued and unpaid
              Monthly Servicing Fees in respect of
              prior Due Periods is. . . . . . . . . . . . . .  $       -0-
                                                               ----------------

         (c)  The total Monthly Servicing Fee paid
              or payable to the Servicer in respect
              of such Due Period [a+b] is . . . . . . . . . .  $      69,114.11
                                                               -----------------

    9.   AGGREGATE MONTHLY SUBROGATION AMOUNT.

         (a)  The Monthly Subrogation Amount
              owing on the related Distribution
              Date is. . . . . . . . . . . . . . . . . . . .  $        -0-
                                                               -----------------

         (b)  The amount of accrued and unpaid Monthly
              Subrogation Amount in respect of prior
              Due Periods is. . . . . . . . . . . . . . . . . $        -0-
                                                               -----------------

         (c)  The total Monthly Subrogation Amount
              paid or payable to the Master Administrator
              in respect of such Due Period [a+b] is. . . . . $        -0-
                                                               -----------------

    10.  AGGREGATE MONTHLY ADMINISTRATOR FEE.

         (a)  The Monthly Administrator Fee owing
              on the related Distribution Date is . . . . . . $        21,872.85
                                                               -----------------

         (b)  The amount of accrued and unpaid
              Monthly Administrator Fees in respect
              of prior Due Periods is . . . . . . . . . . . . $        -0-
                                                               -----------------

         (c)  The total Monthly Administrator Fee
              paid or payable to the Master Administrator
              in respect of such Due Period [a+b] is. . . . . $        21,872.85
                                                               -----------------

    11.  THE CASH RESERVE ACCOUNT.

         (a)  The Insurance Reserve Amount/The Insurance
              Deductible

              (i)  The Insurance Reserve Amount as
                   of the first day of the Due Period. . . . $       150,683.85
                                                              -----------------

              (ii) The aggregate amount to be withdrawn
                   from the Insurance Reserve Amount,
                   deposited into the Collection Account
                   and applied against the aggregate
                   amount of the Insurance Deductible. . . . $        10,899.03
                                                              -----------------

             (iii) The aggregate amount of Monthly
                   Subrogation Amount to be deposited
                   into the Insurance Reserve Amount
                   on the related Deposit Date . . . . . . . $        -0-
                                                              -----------------

              (iv) The Insurance Reserve Amount as of
                   the end of the Due Period
                   is. . . . . . . . . . . . . . . . . . . . $       139,784.82
                                                              -----------------

         (b)  The Available Cash Reserve Amount

              (i)  The Required Cash Reserve Amount
                   (assuming all withdrawals or deposits to
                   be made with respect to the current
                   Distribution Date are made) is. . . . . . $     1,577,012.92
                                                              -----------------

              (ii) The Available Cash Reserve Amount
                   available for deposit to the Collection
                   Account on the related Deposit Date
                   (prior to any withdrawals or deposits
                   to be made with respect to the current
                   Distribution Date are made) is. . . . . . $     1,675,065.90
                                                              -----------------

             (iii) The amount to be deposited to
                   (withdrawn from) the Available Cash
                   Reserve Amount with respect to the
                   current Distribution Date is. . . . . . . $      (98,052.98)
                                                              -----------------

              (iv) The Available Cash Reserve Amount
                   available for deposit to the Collection
                   Account on the related Deposit Date
                   (after any withdrawals or deposits to be
                   made with respect to the current
                   Distribution Date are made) is. . . . . . $     1,577,012.92
                                                              -----------------

         (c)  The total Cash Reserve Account as of the
              end of the Due Period (after giving effect
              to the deposits and withdrawals in (a) and
              (b) above) is. . . . . . . . . . . . . . . . . $     1,716,797.74
                                                              -----------------

    12.  AVAILABLE FUNDS.

         (a)  The amount of Available Funds with
              respect to the related Due Period was. . . . . $     1,225,550.28
                                                              -----------------

         (b)  The amount of Available Funds with
              respect to the immediately preceding
              Due Period that were retained in the
              Collection Account was . . . . . . . . . . . .  $       112,696.44
                                                               -----------------

         (c)  Interest earned on and retained in the
              Collection Account for the Due Period
              and interest earned on the Cash Reserve
              Account and transferred to the Collection
              Account for the Due Period on the
              related Deposit Date was . . . . . . . . . . .  $        14,566.12
                                                               -----------------

         (d)  Total distributable funds with respect
              to the related Due Period [a+b+c] was. . . . .  $     1,352,812.84
                                                               -----------------

         (e)  The amount of Available Funds used
              to purchase additional Auto Loans during
              the related Due Period was . . . . . . . . . .  $        -0-
                                                               -----------------

         (f)  The amount of Available Funds and
              interest earned on the Collection
              Account remaining after the purchase
              of additional Auto Loans with respect
              to the related Due Period [d-e] is . . . . . .  $     1,352,812.84
                                                               -----------------

    13. DISBURSEMENTS TO BE MADE ON THE RELATED DISTRIBUTION DATE. The Certificate Rate is 7.00%.

         (a)  The amount of the aggregate Monthly
              Servicing Fee to be paid to the Servicer
              on such Distribution Date is . . . . . . . . .  $        69,114.11
                                                               -----------------

         (b)  The amount of the aggregate Monthly
              Subrogation Amount to be paid to the
              Master Administrator on such
              Distribution date is . . . . . . . . . . . . .  $        -0-
                                                               -----------------

         (c)  The amount of the Monthly Administrator
              Fee to be paid to the Master Administrator
              on such Distribution Date is . . . . . . . . .  $        21,872.85
                                                               -----------------

         (d)  The amount of the aggregate distribution
              to be made on such Distribution Date
              which constitutes interest on the Investor
              Certificates at the Certificate Rate,
              including any Shortfall so allocable is. . . .  $        91,992.42
                                                               -----------------

         (e)  The amount of the aggregate distribution
              to be made on such Distribution Date
              which constitutes payments in
              reduction of principal with respect
              to the Investor Certificates is. . . . . . . .  $       775,093.01
                                                               -----------------

         (f)  The total amount of the distribution
              to be made on such Distribution Date
              to the Investor Certificateholders [d+e] is. .  $       867,085.43
                                                               -----------------

         (g)  The amount of the aggregate distribution
              to be made on such Distribution Date
              which constitutes interest on the Seller
              Certificate at the Certificate Rate is . . . .  $        10,221.38
                                                               -----------------

         (h)  The amount of the aggregate distribution
              to be made on such Distribution Date
              which constitutes a reduction of principal
              with respect to the Seller Certificate is. . .  $        86,121.44
                                                               -----------------

         (i)  The amount to be deposited (withdrawn) to
              the Cash Reserve Account is. . . . . . . . . .  $      (98,052.98)
                                                               -----------------

         (j)  The amount to be retained in the
              Collection Account with respect to
              the Partial Payment Amount is. . . . . . . . .  $       111,662.47
                                                               -----------------

         (k)  The amount to be disbursed to the
              Seller Certificateholder (other than the
              amounts referred to in (g) and (h)) is . . . .  $       284,788.14
                                                               -----------------

         (l)  The total amount of the
              distribution to be made to the
              Seller Certificateholders [g+h+k] is . . . . .  $       381,130.96
                                                               -----------------

    14.  INVESTOR AND SELLER CERTIFICATE PRINCIPAL BALANCE (END OF DUE PERIOD).

         (a)  The Investor Certificate Principal Balance
              as of May 31, 1997 (after giving
              effect to the disbursements in reduction
              of principal, if any, on the immediately
              preceding Distribution Date) was . . . . . . .  $    14,995,036.16
                                                               -----------------

         (b)  The Seller Certificate Principal
              Balance as of May 31,1997 (after
              giving effect to the disbursements in
              reduction of principal, if any, on the
              related Distribution Date) was . . . . . . . .  $     1,666,115.13
                                                               -----------------

    15.  EVENTS OF ADMINISTRATOR TERMINATION.
         No event has occurred and is continuing which constitutes an Event of Administrator Termination or would constitute an Event of Administrator Termination but for the requirement that notice be given or time elapse or both [except as disclosed on the attached Annex A].

         IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 16th day of June 1997.


                             NYLIFE SFD Holding INC.
                             as Master Administrator



                             By: /s/ Scott Drath
                                -----------------------------
                              Name:   Scott Drath
                              Title:  Vice President

                                       ANNEX A
                                          TO
                             MASTER ADMINISTRATOR REPORT
                                 DATED June 16, 1997


                      EVENT OF MASTER ADMINISTRATOR TERMINATION
                      -----------------------------------------

                                         None

                                       ANNEX B
                                          TO
                             MASTER ADMINISTRATOR REPORT
                                 DATED June 16, 1997


         In addition to the information required by items 4-16 of the Master Administrator Report the following information is to be included in the report delivered to Investor Certificateholders pursuant to Section 7.05 of the Pooling and Servicing Agreement:


    1.   AGGREGATE PRINCIPAL BALANCE OF THE AUTO LOANS.

         As of May 31, 1997 [the close of business on the last day of the Due
           Period]

                Number of Days       Number of          Aggregate Principal
                 Delinquent          Auto Loans       Balance of Auto Loans
              ----------------    ---------------     ---------------------

              current (0-29)            1,506              $ 12,986,982
                 30 - 59                  242                 2,171,273
                 60 - 89                   70                   634,482
                 90 - 120                  36                   339,055
                 over 120                 545                 3,803,964
                                  -----------         -----------------
              Totals:                   2,399              $ 19,935,756
                                  -----------
                                  -----------

              Aggregate Principal Balance of Defaulted
                Auto Loans at May 31, 1997                   (3,274,605)
                                                      ------------------

              Aggregate Principal Balance allocable
                to Certificateholders                      $ 16,661,151
                                                      -----------------
                                                      -----------------


    2.   TOTAL AMOUNTS COLLECTED DURING THE DUE
         PERIOD AND DEPOSITED INTO THE COLLECTION ACCOUNT.

         (a)  The total amount of Payments collected
              on the Auto Loans and deposited into the
              Collection Account for the Due Period was. . .  $       967,304.29
                                                              ------------------

         (b)  The total amount of Recoveries on
              Defaulted Auto Loans collected on the
              Auto Loans and deposited into the
              Collection Account for the Due Period was. . .  $       248,380.93
                                                              ------------------

         (c)  The total amounts collected on the Auto
              Loans and deposited into the Collection
              Account for the Due Period was [a+b] . . . . .  $     1,215,685.22
                                                              ------------------

    3.   DEFAULTED AUTO LOANS.

         Auto Loans that became Defaulted Auto Loans during the Due Period:

              Number of        Aggregate Principal
              Auto Loans      Balance of Auto Loans
              ----------      ---------------------

                  22               $234,915.94

    4.   THE INFORMATION SPECIFIED IN ITEM 13(d) THROUGH (f)
         STATED ON THE BASIS OF $1,000 INITIAL PRINCIPAL AMOUNT.
              The Certificate Rate is 7%.

         (a)  The amount of the aggregate distribution to
              be made on such Distribution Date which
              constitutes interest on the Investor Certificates
              at the Certificate Rate, including any
              Shortfall so allocable stated on the basis of
              $1,000 Initial Principal Amount is. . . . . . . . . . $   2.472715
                                                                     -----------

         (b)  The amount of the aggregate distribution
              to be made on such Distribution Date which
              constitutes payments in reduction of principal
              with respect to the Investor Certificate on the
              basis of $1,000 Initial Principal Amount is . . . . . $  20.834153
                                                                     -----------

         (c)  The total amount of the distribution to be
              made on such Distribution Date to the Investor
              Certificateholders on the basis of $1,000
              Initial Principal Amount is . . . . . . . . . . . . . $  23.306868
                                                                     -----------

                                       ANNEX C
                                          TO
                             MASTER ADMINISTRATOR REPORT
                                 DATED June 16, 1997

         Calculation of Required Cash Reserve Amount as of the June 20, 1997 Distribution Date.

         (i)  The Investor Certificate Principal Balance equals $15,770,129.17.

         (ii) Required Reserve Percentage equals 10%.

        (iii) The Required Cash Reserve Amount equals (the product of (i) and
              (ii)) $1,577,012.92

         For purposes of this Annex C, the following term shall have the following meaning:

    "REQUIRED RESERVE PERCENTAGE" MEANS:

         (a) for any Payment Date on which there is not an uncured Reserve Requirement Event, 5%;

         (b) if the Three-Month Delinquency Ratio for any Due Period exceeds 4% (a "Three Month Delinquency Test"), the
              Required Reserve Percentage on each succeeding Payment
              Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of a Three Month Delinquency Test, the Three Month Delinquency Ratio is less than 4% (a "Three Month Delinquency Cure"), the provisions of this clause (b) shall no longer apply until another Three Month Delinquency Test occurs:

         (c) if the Delinquency Ratio for any Due Period exceeds 6% (a "Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the less than 6% (a "Delinquency Cure"), the provisions of this clause (c) shall no longer apply until another Delinquency Test occurs;

         (d)  if the Gross Loss Ratio for any Due Period exceeds 18%
              (a "Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the Loss Test, the Three Month Gross Ratio is less than 18% (a "Loss Cure"), the provisions of this clause (d) shall no longer apply until another Test occurs;

         (e) if the Three-Month Gross Loss Ratio for any Due Period exceeds 14.5% (a "Three Month Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided however, that if, for any Due Period following the occurrence of a Three Month Loss Test, the Three Month
              Gross Loss Ratio is less than 14.5% (a "Three Month
              Loss Cure"), the provisions of this clause (e) shall no longer apply until another Three Month Loss Test occurs; and

         (f)  if 20% of more of eligible claims of the Auto Loans
              Protection Policy are not paid by the Insurance Companies within the time specified therein, the Required Reserve Percentage on each succeeding Payment Date shall be 10% as of the close of business on the last day of the preceding Due Period.

                                    ANNEX C.1

                                                                         Ratios
                                                                         ------
1.    DELINQUENCY RATIO:

           May Principal Balance 60+ days (net) =       718,948.25  =      3.61%
      -----------------------------------------    ---------------
            May Aggregate Principal Balance          19,935,756.61

2.    THREE MONTH DELINQUENCY RATIO:

         Sum of Mar. - May  Principal Balances
             Balances 60+ days (net)            =     2,739,265.64  =      4.37%
      -----------------------------------------    ---------------
         Sum of Mar.- May  Principal Balances        62,676,341.94

3.    GROSS LOSS RATIO:

      Twelve times the:
         May Principal Balance of Defaulted
                Auto Loans repossessed          =       293,499.95  =     17.67%
      -----------------------------------------    ---------------
            May Aggregate Principal Balance          19,935,756.61

4.    THREE MONTH GROSS LOSS RATIO:

      Twelve times the:
       Sum of Mar. - May  Principal Balances
         of Defaulted Auto Loans repossessed    =       849,402.76  =     16.26%
      -----------------------------------------    ---------------
         Sum of Mar. - May  Principal Balances       62,676,341.94

5.    ALPI CLAIMS PAYMENT TEST:

        Aggregate Principal Balance of
      ALPI Claims not paid within timeframe     =     1,330,390.41  =     43.80%
      -----------------------------------------    ---------------
       Principal Balance of Eligible Claims           3,037,586.86

                           MASTER ADMINISTRATOR REPORT

            _________________________________________________________

                              NAFCO AUTO TRUST - 2

                     For the July 21, 1997 Distribution Date

                    For the period beginning on June 1, 1997
                 and ending on June 30, 1997 (the "Due Period")

           ___________________________________________________________

     The undersigned, a duly authorized officer of NYLIFE SFD Holding Inc., as Master Administrator (the "Master Administrator"), pursuant to Section 5.11 of the Amended and Restated Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1995, by and among Auto Funding II, L.P., as Seller, the Master Administrator, Electronic Data Systems Corporation, as Servicer and Bankers Trust Company, as Trustee, does hereby certify as follows:

     1. Capitalized terms used in this Master Administrator Report and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

     2. NYLIFE SFD Holding Inc. is, as of the date hereof, the Master Administrator under the Pooling and Servicing Agreement.

     3.        The undersigned is an Officer of the Master Administrator.

     4.        The date of this Report is July 16, 1997.

     5.   POOL FACTOR.

          (a)  The Pool Factor with respect to
               June 1, 1997 was. . . . . . . . . . . . . . . . .    . 40305987
                                                                    ----------

          (b)  The Pool Factor with respect to
               June 30, 1997 was . . . . . . . . . . . . . . . .     .38274091
                                                                    ----------

     6. INVESTOR AND SELLER CERTIFICATE PRINCIPAL BALANCE (BEGINNING OF DUE PERIOD).

          (a)  The Investor Certificate Principal
               Balance as of June 1, 1997
               (after giving effect to the disbursements
               in reduction of principal, if any,
               on the immediately preceding
               Distribution Date) was. . . . . . . . . . . . . . $ 14,995,036.16
                                                                 ---------------

          (b)  The Seller Certificate Principal
               Balance as of June 1, 1997 (after
               giving effect to the disbursements
               in reduction of principal, if any, on
               the immediately preceding Distribution
               Date) was.. . . . . . . . . . . . . . . . . . . . $  1,666,115.13
                                                                 ---------------

     7.   OCCURRENCE OF A REQUIRED RESERVE EVENT

          (a)  The Delinquency Ratio is. . . . . . . . . . . . .          2.47%
                                                                        -------

          (b)  The Three Month Delinquency Ratio is. . . . . . .         *3.33%
                                                                        -------

          (c)  The Gross Loss Ratio is . . . . . . . . . . . . .        *19.24%
                                                                        -------

          (d)  The Three Month Gross Loss Ratio is . . . . . . .        *20.64%
                                                                        -------
          (e)  The percentage of eligible claims on the
               ALPI policy not paid in a timely manner
               is(*) . . . . . . . . . . . . . . . . . . . . . .        *42.64%
                                                                        -------

          (f)  The Required Reserve Percentage is. . . . . . . .         10.00%
                                                                        -------
          (g) *Indicates which Required Reserve Event has occured.

          SEE ANNEX C.1 FOR RATIO CALCULATIONS


(*) The percentage of claims on the ALPI policy not paid in a timely manner includes $44,307.28 of claims which are currently in dispute. Such disputed claims represent 1.4% of all eligible claims.

     8.   AGGREGATE MONTHLY SERVICING FEE.

          (a)  The Monthly Servicing Fee owing
               to the Servicer on the related
               Distribution Date is  . . . . . . . . . . . . . .  $    66,656.82
                                                                  --------------

          (b)  The amount of accrued and unpaid
               Monthly Servicing Fees in respect of
               prior Due Periods is. . . . . . . . . . . . . . .        -0-
                                                                  --------------

          (c)  The total Monthly Servicing Fee paid
               or payable to the Servicer in respect
               of such Due Period [a+b] is . . . . . . . . . . .  $    66,656.82
                                                                  --------------

     9.   AGGREGATE MONTHLY SUBROGATION AMOUNT.

          (a)  The Monthly Subrogation Amount
               owing on the related Distribution
               Date is . . . . . . . . . . . . . . . . . . . . $     -0-
                                                               --------------

          (b)  The amount of accrued and unpaid Monthly
               Subrogation Amount in respect of prior
               Due Periods is. . . . . . . . . . . . . . . . . $     -0-
                                                               --------------

          (c)  The total Monthly Subrogation Amount
               paid or payable to the Master Administrator
               in respect of such Due Period [a+b] is. . . . . $     -0-
                                                               --------------

     10.  AGGREGATE MONTHLY ADMINISTRATOR FEE.

          (a)  The Monthly Administrator Fee owing
               on the related Distribution Date is . . . . . . $    19,562.21
                                                               --------------
          (b)  The amount of accrued and unpaid
               Monthly Administrator Fees in respect
               of prior Due Periods is . . . . . . . . . . . . $      -0-
                                                               --------------
          (c)  The total Monthly Administrator Fee
               paid or payable to the Master Administrator
               in respect of such Due Period [a+b] is  . . . . $     19,562.21
                                                               ---------------

     11.  THE CASH RESERVE ACCOUNT.

          (a)  The Insurance Reserve Amount/The Insurance
               Deductible

               (i)   The Insurance Reserve Amount as
                     of the first day of the Due Period. . . . $    139,784.82
                                                               ---------------

               (ii)  The aggregate amount to be withdrawn
                     from the Insurance Reserve Amount,
                     deposited into the Collection Account
                     and applied against the aggregate
                     amount of the Insurance Deductible. . . . $     30,229.68
                                                               ---------------

               (iii) The aggregate amount of Monthly
                     Subrogation Amount to be deposited
                     into the Insurance Reserve Amount
                     on the related Deposit Date . . . . . . . $      -0-
                                                               ---------------

               (iv)  The Insurance Reserve Amount as of
                     the end of the Due Period
                     is. . . . . . . . . . . . . . . . . . . . $    109,555.14
                                                               ---------------

          (b)  The Available Cash Reserve Amount

               (i)   The Required Cash Reserve Amount
                     (assuming all withdrawals or deposits to
                     be made with respect to the current
                     Distribution Date are made) is. . . . . .  $  1,499,503.62
                                                                ----------------

               (ii)  The Available Cash Reserve Amount
                     available for deposit to the Collection
                     Account on the related Deposit Date
                     (prior to any withdrawals or deposits
                     to be made with respect to the current
                     Distribution Date are made) is. . . . . .  $  1,577,012.92
                                                                ----------------

               (iii) The amount to be deposited to
                     (withdrawn from) the Available Cash
                     Reserve Amount with respect to the
                     current Distribution Date is. . . . . . .  $    (77,509.30)
                                                                ----------------
               (iv)  The Available Cash Reserve Amount
                     available for deposit to the Collection
                     Account on the related Deposit Date
                     (after any withdrawals or deposits to be
                     made with respect to the current
                     Distribution Date are made) is. . . . . .  $  1,499,503.62
                                                                ----------------

          (c)  The total Cash Reserve Account as of the
               end of the Due Period (after giving effect
               to the deposits and withdrawals in (a) and
               (b) above) is . . . . . . . . . . . . . . . . .  $  1,609,058.76
                                                                ----------------

     12.  AVAILABLE FUNDS.

          (a)  The amount of Available Funds with
               respect to the related Due Period
               was   . . . . . . . . . . . . . . . . . . . . .  $  1,123,907.82
                                                                ----------------

          (b)  The amount of Available Funds with
               respect to the immediately preceding
               Due Period that were retained in the
               Collection Account was. . . . . . . . . . . . .  $    111,662.47
                                                                ----------------

          (c)  Interest earned on and retained in the
               Collection Account for the Due Period
               and interest earned on the Cash Reserve
               Account and transferred to the Collection
               Account for the Due Period on the
               related Deposit Date was. . . . . . . . . . . .  $     13,367.32
                                                                ----------------

          (d)  Total distributable funds with respect
               to the related Due Period [a+b+c] was . . . . .  $ 1,248,937.61
                                                                ---------------
          (e)  The amount of Available Funds used
               to purchase additional Auto Loans during
               the related Due Period was  . . . . . . . . . .  $       -0-
                                                                ----------------
          (f)  The amount of Available Funds and
               interest earned on the Collection
               Account remaining after the purchase
               of additional Auto Loans with respect
               to the related Due Period [d-e] is. . . . . . .  $ 1,248,937.61
                                                                --------------

     13. DISBURSEMENTS TO BE MADE ON THE RELATED DISTRIBUTION DATE. The Certificate Rate is 7.00%.

          (a)  The amount of the aggregate Monthly
               Servicing Fee to be paid to the Servicer
               on such Distribution Date is. . . . . . . . . .  $    66,656.82
                                                                --------------

          (b)  The amount of the aggregate Monthly
               Subrogation Amount to be paid to the
               Master Administrator on such
               Distribution date is. . . . . . . . . . . . . .  $     -0-
                                                                --------------

          (c)  The amount of the Monthly Administrator
               Fee to be paid to the Master Administrator
               on such Distribution Date is. . . . . . . . . .  $    19,562.21
                                                                --------------

          (d)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes interest on the Investor
               Certificates at the Certificate Rate,
               including any Shortfall so allocable is . . . .  $    87,471.04
                                                                --------------

          (e)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes payments in
               reduction of principal with respect
               to the Investor Certificates is . . . . . . . .  $   755,926.17
                                                                --------------

          (f)  The total amount of the distribution
               to be made on such Distribution Date
               to the Investor Certificateholders [d+e] is . .  $   843,397.21
                                                                --------------

          (g)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes interest on the Seller
               Certificate at the Certificate Rate is  . . . .  $     9,719.00
                                                                --------------

          (h)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes a reduction of principal
               with respect to the Seller Certificate is . . .  $    83,991.80
                                                                --------------

          (i)  The amount to be deposited (withdrawn) to
                the Cash Reserve Account is. . . . . . . . . .  $   (77,509.30)
                                                                --------------

          (j)  The amount to be retained in the
               Collection Account with respect to
               the Partial Payment Amount is . . . . . . . . .  $    95,525.44
                                                                --------------

          (k)  The amount to be disbursed to the
               Seller Certificateholder (other than the
               amounts referred to in (g) and (h)) is. . . . .  $   207,594.43
                                                                --------------

          (l)  The total amount of the
               distribution to be made to the
               Seller Certificateholders [g+h+k] is. . . . . .  $   301,305.23
                                                                --------------

     14.  INVESTOR AND SELLER CERTIFICATE PRINCIPAL BALANCE (END OF DUE PERIOD).

          (a)  The Investor Certificate Principal Balance
               as of June 30, 1997 (after giving
               effect to the disbursements in reduction
               of principal, if any, on the immediately
               preceding Distribution Date) was. . . . . . . .  $ 14,239,109.99
                                                                ---------------
          (b)  The Seller Certificate Principal
               Balance as of June 30,1997 (after
               giving effect to the disbursements in
               reduction of principal, if any, on the
               related Distribution Date) was. . . . . . . . .  $ 1,582,123.33
                                                                --------------

     15.  EVENTS OF ADMINISTRATOR TERMINATION.
          No event has occurred and is continuing which constitutes an Event of Administrator Termination or would constitute an Event of Administrator Termination but for the requirement that notice be given or time elapse or both [except as disclosed on the attached Annex A].

          IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 16th day of July 1997.


                              NYLIFE SFD Holding INC.
                                as Master Administrator



                              By:  /s/ Scott Drath
                                 -----------------------------
                                 Name:  Scott Drath
                                 Title:    Vice President

                                     ANNEX A
                                       TO
                           MASTER ADMINISTRATOR REPORT
                               DATED July 16, 1997


                    EVENT OF MASTER ADMINISTRATOR TERMINATION

                                      None

                                     ANNEX B
                                       TO
                           MASTER ADMINISTRATOR REPORT
                               DATED July 16, 1997


          In addition to the information required by items 4-16 of the Master Administrator Report the following information is to be included in the report delivered to Investor Certificateholders pursuant to Section 7.05 of the Pooling and Servicing Agreement:


     1.   AGGREGATE PRINCIPAL BALANCE OF THE AUTO LOANS.

          As of June 30, 1997 [the close of business on the last day of the Due Period]

             Number of Days      Number of          Aggregate Principal
               Delinquent        Auto Loans       Balance of Auto Loans
            ----------------    -------------     ----------------------
               current (0-29)         1,431            $  12,050,626
                    30 - 59             265                2,342,438
                    60 - 89              63                  583,282
                    90 - 120             39                  352,384
                   over 120             544                3,736,559
                                  ---------            -------------
               Totals:                2,342            $  19,065,289
                                  ---------
                                  ---------

               Aggregate Principal Balance of Defaulted
                 Auto Loans at June 30, 1997              (3,244,056)
                                                        ------------

               Aggregate Principal Balance allocable
                 to Certificateholders                  $ 15,821,233
                                                        ------------
                                                        ------------


     2.   TOTAL AMOUNTS COLLECTED DURING THE DUE
          PERIOD AND DEPOSITED INTO THE COLLECTION ACCOUNT.

          (a)  The total amount of Payments
               collected on the Auto Loans and
               deposited into the Collection
               Account for the Due Period was . . . . $   839,063.16
                                                      --------------

          (b)  The total amount of Recoveries on
               Defaulted Auto Loans collected on the
               Auto Loans and deposited into the
               Collection Account for the Due Period
               was. . . . . . . . . . . . . . . . . . $   270,752.01
                                                      --------------

          (c)  The total amounts collected on the
               Auto Loans and deposited into the
               Collection Account for the Due
               Period was [a+b]. . . . . . . . . . .  $ 1,109,815.17
                                                      --------------

     3.   DEFAULTED AUTO LOANS.

          Auto Loans that became Defaulted Auto Loans during the Due Period:

               Number of           Aggregate Principal
               Auto Loans          Balance of Auto Loans
               ----------          ---------------------
                   27                    $268,906.87

     4.   THE INFORMATION SPECIFIED IN ITEM 13(d) THROUGH (f)
          STATED ON THE BASIS OF $1,000 INITIAL PRINCIPAL AMOUNT.

               The Certificate Rate is 7%.

          (a)  The amount of the aggregate distribution to
               be made on such Distribution Date which
               constitutes interest on the Investor Certificates
               at the Certificate Rate, including any
               Shortfall so allocable stated on the basis of
               $1,000 Initial Principal Amount is  . . . . . .  $      2.351182
                                                                ---------------
         (b)   The amount of the aggregate distribution
               to be made on such Distribution Date which
               constitutes payments in reduction of principal
               with respect to the Investor Certificate on
               the basis of $1,000 Initial Principal
               Amount is . . . . . . . . . . . . . . . . . . .  $     20.318957
                                                                ---------------

         (c)   The total amount of the distribution to be
               made on such Distribution Date to the Investor
               Certificateholders on the basis of $1,000
               Initial Principal Amount is . . . . . . . . .   $      22.670139
                                                               ----------------

                                     ANNEX C
                                       TO
                           MASTER ADMINISTRATOR REPORT
                               DATED July 16, 1997

          Calculation of Required Cash Reserve Amount as of the July 21, 1997 Distribution Date.

          (i)  The Investor Certificate Principal Balance equals $14,995,036.16.

          (ii) Required Reserve Percentage equals 10%.

         (iii) The Required Cash Reserve Amount equals (the product of (i) and
               (ii)) $1,499,503.62

          For purposes of this Annex C, the following term shall have the following meaning:

     "REQUIRED RESERVE PERCENTAGE" MEANS:

          (a) for any Payment Date on which there is not an uncured Reserve Requirement Event, 5%;

          (b) if the Three-Month Delinquency Ratio for any Due Period exceeds 4% (a "Three Month Delinquency Test"), the
               Required Reserve Percentage on each succeeding Payment
               Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of a Three Month Delinquency Test, the Three Month Delinquency Ratio is less than 4% (a "Three Month Delinquency Cure"), the provisions of this clause (b) shall no longer apply until another Three Month Delinquency Test occurs:

          (c) if the Delinquency Ratio for any Due Period exceeds 6% (a "Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the less than 6% (a "Delinquency Cure"), the provisions of this clause (c) shall no longer apply until another Delinquency Test occurs;

          (d)  if the Gross Loss Ratio for any Due Period exceeds 18%
               (a "Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the Loss Test, the Three Month Gross Ratio is less than 18% (a "Loss Cure"), the provisions of this clause (d) shall no longer apply until another Test occurs;

          (e) if the Three-Month Gross Loss Ratio for any Due Period exceeds 14.5% (a "Three Month Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided however, that if, for any Due Period following the occurrence of a Three Month Loss Test, the Three Month
               Gross Loss Ratio is less than 14.5% (a "Three Month
               Loss Cure"), the provisions of this clause (e) shall no longer apply until another Three Month Loss Test occurs; and

          (f) if 20% of more of eligible claims of the Auto Loans Protection Policy are not paid by the Insurance Companies within the time specified therein, the Required Reserve Percentage on each succeeding Payment Date shall be 10% as of the close of business on the last day of the preceding Due Period.

                                    ANNEX C.1

                                                                         Ratios
                                                                         ------
1.    DELINQUENCY RATIO:

          June Principal Balance 60+ days (net) =      470,322.00      =   2.47%
      -----------------------------------------    ---------------
           June Aggregate Principal Balance         19,065,289.77

2.    THREE MONTH DELINQUENCY RATIO:

         Sum of Apr. - June  Principal Balances
             Balances 60+ days (net)            =     1,990,733.52     =   3.33%
       -----------------------------------------    ---------------
         Sum of Apr.- June  Principal Balances       59,863,263.14

3.    GROSS LOSS RATIO:

      Twelve times the:
        June Principal Balance of Defaulted
                Auto Loans repossessed          =      305,649.53      =  19.24%
      -----------------------------------------    ---------------
           June Aggregate Principal Balance         19,065,289.77

4.    THREE MONTH GROSS LOSS RATIO:

      Twelve times the:
       Sum of Apr. - June  Principal Balances
         of Defaulted Auto Loans repossessed    =    1,029,866.65      =  20.64%
      -----------------------------------------    ---------------
         Sum of Apr. - June  Principal Balances     59,863,263.14

5.    ALPI CLAIMS PAYMENT TEST:

        Aggregate Principal Balance of
      ALPI Claims not paid within timeframe     =    1,315,053.84      =  42.64%
      -----------------------------------------    ---------------
       Principal Balance of Eligible Claims          3,083,861.56